Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION	ENTERED 01/30/2018

)
In re:	)	Chapter 11
)
GENON ENERGY, INC., et al.,(1))		Case No. 17-33695 (DRJ)
)
Debtors.	)	(Jointly Administered)
)
	)	Re: Docket No.

ORDER APPROVING DEBTORS’ EMERGENCY MOTION FOR ENTRY
OF AN ORDER (I) AUTHORIZING AND DIRECTING CERTAIN
ACTIONS IN FURTHERANCE OF THE GAG SETTLEMENT AND
CONFIRMATION ORDER, (II) APPROVING THE PARTIAL
PAYMENT NOTICE, AND (III) GRANTING RELATED RELIEF

(Docket No. 1368)

Upon the motion (the “Motion”)(2) of the above-captioned debtors and debtors in possession (collectively, the “Debtors”) for entry of an order (this “Order”) (a) authorizing and directing the

(1)         The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: GenOn Energy, Inc. (5566); GenOn Americas Generation, LLC (0520); GenOn Americas Procurement, Inc. (8980); GenOn Asset Management, LLC (1966); GenOn Capital Inc. (0053); GenOn Energy Holdings, Inc. (8156); GenOn Energy Management, LLC (1163); GenOn Energy Services, LLC (8220); GenOn Fund 2001 LLC (0936); GenOn Mid-Atlantic Development, LLC (9458); GenOn Power Operating Services MidWest, Inc. (3718); GenOn Special Procurement, Inc. (8316); Hudson Valley Gas Corporation (3279); Mirant Asia-Pacific Ventures, LLC (1770); Mirant Intellectual Asset Management and Marketing, LLC (3248); Mirant International Investments, Inc. (1577); Mirant New York Services, LLC (N/A); Mirant Power Purchase, LLC (8747); Mirant Wrightsville Investments, Inc. (5073); Mirant Wrightsville Management, Inc. (5102); MNA Finance Corp. (8481); NRG Americas, Inc. (2323); NRG Bowline LLC (9347); NRG California North LLC (9965); NRG California South GP LLC (6730); NRG California South LP (7014); NRG Canal LLC (5569); NRG Delta LLC (1669); NRG Florida GP, LLC (6639); NRG Florida LP (1711); NRG Lovett Development I LLC (6327); NRG Lovett LLC (9345); NRG New York LLC (0144); NRG North America LLC (4609); NRG Northeast Generation, Inc. (9817); NRG Northeast Holdings, Inc. (9148); NRG Potrero LLC (1671); NRG Power Generation Assets LLC (6390); NRG Power Generation LLC (6207); NRG Power Midwest GP LLC (6833); NRG Power Midwest LP (1498); NRG Sabine (Delaware), Inc. (7701); NRG Sabine (Texas), Inc. (5452); NRG San Gabriel Power Generation LLC (0370); NRG Tank Farm LLC (5302); NRG Wholesale Generation GP LLC (6495); NRG Wholesale Generation LP (3947); NRG Willow Pass LLC (1987); Orion Power New York GP, Inc. (4975); Orion Power New York LP, LLC (4976); Orion Power New York, L.P. (9521); RRI Energy Broadband, Inc. (5569); RRI Energy Channelview (Delaware) LLC (9717); RRI Energy Channelview (Texas) LLC (5622); RRI Energy Channelview LP (5623); RRI Energy Communications, Inc. (6444); RRI Energy Services Channelview LLC (5620); RRI Energy Services Desert Basin, LLC (5991); RRI Energy Services, LLC (3055); RRI Energy Solutions East, LLC (1978); RRI Energy Trading Exchange, Inc. (2320); and RRI Energy Ventures, Inc. (7091). The Debtors’ service address is: 804 Carnegie Center, Princeton, New Jersey 08540.

(2)   Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Motion.

GAG Notes Trustee to process any Partial Payment, (b) approving the Partial Payment Notice, and (c) granting related relief.

This Order grants all related relief, all as more fully set forth in the Motion and the terms and conditions above; and this Court having jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334 and the Amended Standing Order; and this Court having found that this is a core proceeding pursuant to 28 U.S.C. § 157(b)(2); and this Court having found that it may enter a final order consistent with Article III of the United States Constitution; and this Court having found that venue of this proceeding and the Motion in this district is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and this Court having found that it has authority to enter this Order pursuant to 11 U.S.C. §§ 363(b), 1142(b), and 105(a); and this Court having found that the relief requested in the Motion is in the best interests of the Debtors’ estates, their creditors, and other parties in interest; and this Court having found that the Debtors’ notice of the Motion and opportunity for a hearing on the Motion were appropriate under the circumstances and no other notice need be provided; and this Court having reviewed the Motion and having heard the statements in support of the relief requested therein at a hearing before this Court (the “Hearing”); and this Court having determined that the legal and factual bases set forth in the Motion and at the Hearing establish just cause for the relief granted herein; and upon all of the proceedings had before this Court; and after due deliberation and sufficient cause appearing therefor, it is HEREBY ORDERED THAT:

1.             The Motion is granted as set forth herein.

2.             The Debtors are authorized, but not directed, in consultation with the GenOn Steering Committee, to make Partial Payments, including, but not limited to, a Partial Payment in the amount of $300 million on February 1, 2018, which payment shall have a record date of

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January 30, 2018. Any Partial Payment on account of the GAG Administrative Claim shall be allocated on a pro rata basis.

3.             The form of Partial Payment Notice, attached hereto as Exhibit 1, is approved. The Debtors shall serve the Partial Payment Notice in accordance with the Motion.

4.             The Debtors shall serve the Partial Payment Notice on the GAG Notes Trustee, FINRA, and DTC no later than two (2) business days prior to the payment date of the Partial Payment. The GAG Notes Trustee is authorized and directed to process Partial Payments in accordance with the Partial Payment Notice and this Order and distribute to DTC any Partial Payment funds it receives within two (2) business days of such funds being deposited with the GAG Notes Trustee.

5.             Without limiting the foregoing paragraph in any respect, the Debtors are authorized to process any Partial Payment via DTC or like processes.

6.             Distributions to the GAG Noteholders of Partial Payments in respect of the GAG Administrative Claim shall not constitute repayments of principal or interest, and DTC and all other applicable clearing systems shall cooperate with and take all actions reasonably requested by the GAG Notes Trustee to facilitate such distributions without requiring that such distributions be characterized as repayments of principal or interest.

7.             The Debtors are authorized to calculate Interest Payments on and after February 1, 2018, as being based on the then outstanding amount of the GAG Notes less the amount of any Partial Payment(s). In the event that a Partial Payment (or payment in full of the GAG Administrative Claim) is made other than the last calendar day of any month, then any Interest Payment made with respect to that month shall be treated in part as an Interest Payment and in part

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as an additional Partial Payment in such proportions that the Interest Payment for the given month shall equal 0.75% of the average daily principal outstanding during the given month.

8.           Current, former, and future holders and beneficial holders of the GAG Notes are hereby enjoined from commencing or continuing any action or proceeding against the GAG Notes Trustee, DTC, the Debtors, and NRG, and each of their respective affiliates, arising out of, relating to, or in connection with this Order and the execution, delivery, and implementation by such parties (including the GAG Notes Trustee and DTC) of this Order, including effectuating any Partial Payment, except to compel the GAG Notes Trustee or DTC to comply with the terms of this Order.

9.           Except as otherwise set forth herein, nothing in this Order affects any portion of the Confirmation Order.

10.         The Debtors are authorized to take all actions necessary or appropriate to effectuate the relief granted in this Order in accordance with the Motion.

11.         Notwithstanding Bankruptcy Rule 6004(h), the terms and conditions of this Order are immediately effective and enforceable upon its entry.

12.         All time periods set forth in this Order shall be calculated in accordance with Bankruptcy Rule 9006(a).

13.         This Court retains exclusive jurisdiction with respect to all matters arising from or related to the implementation, interpretation, and enforcement of this Order.

Signed: January 30, 2018	/s/ David R. Jones
DAVID R. JONES
UNITED STATES BANKRUPTCY JUDGE

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Exhibit 1

Form of Partial Payment Notice

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

)
In re:	)	Chapter 11
)

GENON ENERGY, INC., et al.,(1))		Case No. 17-33695 (DRJ)
)
Debtors.	)	(Jointly Administered)
)

NOTICE OF PARTIAL PAYMENT OF GAG ADMINISTRATIVE CLAIM

GenOn Energy, Inc. and certain of its subsidiaries (collectively, the “Debtors”) commenced voluntary chapter 11 cases on June 14, 2017 in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The cases are jointly administered under the lead case In re GenOn Energy, Inc., Case No. 17-33695 (DRJ).

On December 12, 2017, the Bankruptcy Court approved a plan of reorganization granting an allowed claim plus certain accrued interest (the “GAG Administrative Claim”), estimated to be approximately $[•] as of the date hereof, to the holders of GenOn Americas Generation, LLC (“GAG”) 8.50% Senior Notes due 2021 and the GAG 9.125% Senior Notes due 2031 (collectively, the “GAG Notes,” and holders of such notes, the “GAG Noteholders”). The Debtors can are authorized to pay the GAG Administrative Claim on or before the Effective Date.

On [•], 2018, the Bankruptcy Court entered the Order Approving Debtors’ Emergency Motion for Entry of an Order (I) Authorizing and Directing Certain Actions in Furtherance of the

(1)                                 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: GenOn Energy, Inc. (5566); GenOn Americas Generation, LLC (0520); GenOn Americas Procurement, Inc. (8980); GenOn Asset Management, LLC (1966); GenOn Capital Inc. (0053); GenOn Energy Holdings, Inc. (8156); GenOn Energy Management, LLC (1163); GenOn Energy Services, LLC (8220); GenOn Fund 2001 LLC (0936); GenOn Mid-Atlantic Development, LLC (9458); GenOn Power Operating Services MidWest, Inc. (3718); GenOn Special Procurement, Inc. (8316); Hudson Valley Gas Corporation (3279); Mirant Asia-Pacific Ventures, LLC (1770); Mirant Intellectual Asset Management and Marketing, LLC (3248); Mirant International Investments, Inc. (1577); Mirant New York Services, LLC (N/A); Mirant Power Purchase, LLC (8747); Mirant Wrightsville Investments, Inc. (5073); Mirant Wrightsville Management, Inc. (5102); MNA Finance Corp. (8481); NRG Americas, Inc. (2323); NRG Bowline LLC (9347); NRG California North LLC (9965); NRG California South GP LLC (6730); NRG California South LP (7014); NRG Canal LLC (5569); NRG Delta LLC (1669); NRG Florida GP, LLC (6639); NRG Florida LP (1711); NRG Lovett Development I LLC (6327); NRG Lovett LLC (9345); NRG New York LLC (0144); NRG North America LLC (4609); NRG Northeast Generation, Inc. (9817); NRG Northeast Holdings, Inc. (9148); NRG Potrero LLC (1671); NRG Power Generation Assets LLC (6390); NRG Power Generation LLC (6207); NRG Power Midwest GP LLC (6833); NRG Power Midwest LP (1498); NRG Sabine (Delaware), Inc. (7701); NRG Sabine (Texas), Inc. (5452); NRG San Gabriel Power Generation LLC (0370); NRG Tank Farm LLC (5302); NRG Wholesale Generation GP LLC (6495); NRG Wholesale Generation LP (3947); NRG Willow Pass LLC (1987); Orion Power New York GP, Inc. (4975); Orion Power New York LP, LLC (4976); Orion Power New York, L.P. (9521); RRI Energy Broadband, Inc. (5569); RRI Energy Channelview (Delaware) LLC (9717); RRI Energy Channelview (Texas) LLC (5622); RRI Energy Channelview LP (5623); RRI Energy Communications, Inc. (6444); RRI Energy Services Channelview LLC (5620); RRI Energy Services Desert Basin, LLC (5991); RRI Energy Services, LLC (3055); RRI Energy Solutions East, LLC (1978); RRI Energy Trading Exchange, Inc. (2320); and RRI Energy Ventures, Inc. (7091). The Debtors’ service address is: 804 Carnegie Center, Princeton, New Jersey 08540.

GAG Settlement and Confirmation Order, (II) Approving the Partial Payment Notice, and (III) Granting Related Relief [Docket No. [•] (the “Order”).

Pursuant to the GAG Settlement Order, the Confirmation Order, and the Order, the Debtors have elected to make a Partial Payment in respect of the GAG Administrative Claim, the material terms and consequences of which are set forth below:

•                 Partial Payment Amount: [•]

•      GAG 8.50% Senior Notes due 2021: [•]

•      GAG 9.125% Senior Notes due 2031: [•]

•                 Record Date: [•]

•                 Trustee Payment Date: [date the Debtors will make the Partial Payment to the GAG Notes Trustee]

•                 DTC Payment Date: [date the GAG Notes Trustee shall remit Partial Payment funds to DTC]

•                 Partial Payment Date: [date DTC shall remit Partial Payment funds to holders]

•                 Pro Forma GAG Administrative Claim Amount: [•]

•                 Pro Forma Interest Payment Calculation: 9.0% of [GAG Notes amount less amount of Partial Payment], effective as of [insert relevant Interest Payment date]

This Partial Payment will have no effect on the principal balance of the underlying GAG Notes. Any unpaid balance of the GAG Administrative Claim after any Partial Payment(s) will be paid on or before the Effective Date as provided in the Plan.

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Dated: [•]	/s/ DRAFT
Houston, Texas	Zack A. Clement (Texas Bar No. 04361550)
ZACK A. CLEMENT PLLC
3753 Drummond Street
Houston, Texas 77025
	Telephone:	(832) 274-7629
	Email:	zack.clement@icloud.com

-and-

James H.M. Sprayregen, P.C. (admitted pro hac vice)
David R. Seligman, P.C. (admitted pro hac vice)
Steven N. Serajeddini (admitted pro hac vice)
W. Benjamin Winger (admitted pro hac vice)
KIRKLAND & ELLIS LLP

KIRKLAND & ELLIS INTERNATIONAL LLP 300 North LaSalle
Chicago, Illinois 60654
	Telephone:	(312) 862-2000
	Facsimile:	(312) 862-2200
	Email:	james.sprayregen@kirkland.com david.seligman@kirkland.com steven.serajeddini@kirkland.com benjamin.winger@kirkland.com

-and-

AnnElyse Scarlett Gibbons (admitted pro hac vice)
KIRKLAND & ELLIS LLP
KIRKLAND & ELLIS INTERNATIONAL LLP
601 Lexington Avenue
New York, New York 10022
	Telephone:	(212) 446-4800
	Facsimile:	(212) 446-4900
	Email:	annelyse.gibbons@kirkland.com

Co-Counsel to the Debtors and Debtors in Possession